Exhibit 99.1

          Mentor Graphics Announces Record Bookings For First Quarter

     WILSONVILLE, Ore.--(BUSINESS WIRE)--April 22, 2004--Mentor Graphics Corporation (Nasdaq:MENT) today announced first quarter pro forma diluted earnings per share of $.07 on revenue of $164.4 million. Earnings on a GAAP basis were $.03 per share. Revenue grew 3% over the year ago quarter, while bookings, climbing 17%, were a first quarter record.
     "Mentor saw strength within all product areas, but particularly in our Scalable Verification Environment, driven in part by the second largest order in the company's history, for ModelSim," said Walden C. Rhines, chairman and CEO of Mentor Graphics. "But the strength in Scalable was broad-based, with analog-mixed signal bookings up 40% year-on-year and with 18 new customers in the quarter. VStation emulation also made excellent progress and was also up strongly year-on-year."
     By geography, Asia was particularly robust. Bookings in Japan climbed 65% and Pacific Rim bookings grew 35%. Japanese revenue was 25% of total, a level which Mentor has not achieved since the early 1990s. Revenue by region was 40% Americas, 25% Europe, 25% Japan, and 10% Pacific Rim.
     Other areas of strength included the Expedition and PADS PCB design tools, Precision FPGA synthesis and TestKompress. The rollout of TestKompress continued to accelerate as five more logos were added in the first quarter, including two major IC companies. Calibre again enjoyed healthy results, paced by activity in Japan. Embedded software and cabling both showed double-digit bookings growth.
     Book-to-bill was near one and a record for a first quarter. Pro forma gross margin was 85%. Gross margin on a GAAP basis was 83.5%. Foreign exchange effects increased both revenues and expenses, resulting in a net gain of half a million dollars.
     "With record bookings for the first quarter, and a 20% marketshare according to EDAC numbers for the fourth quarter of 2003, Mentor believes that we continue to outgrow the overall EDA market," said Gregory K. Hinckley, president of Mentor Graphics. "And, still being early in the deployment cycle of Calibre products, as well with a number of strong emerging businesses like TestKompress, cabling, and embedded software, we believe Mentor is positioned to outgrow the market for some time to come."
     Excluding its entry-level PCB product, PADS, Mentor won 146 new customers in the quarter, up over 20% from the first quarter of 2003.

     About Mentor Graphics

     Mentor Graphics Corporation (Nasdaq: MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of about $675 million and employs approximately 3,700 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: http://www.mentor.com/.
     Mentor Graphics, Calibre, ModelSim, TestKompress, Precision and PADS are registered trademarks and Expedition, Scalable Verification, VStation, FPGA Synthesis are trademarks of Mentor Graphics Corporation.

     In the calculation of earnings, gross margin and operating expenses before amortization of acquired intangibles and special charges, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Also excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.

     These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics' overall performance.

     Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to continue selling products and services, and to manage expenses, during the current slowdown in the electronics industry; (ii) changes in tax laws, regulations or enforcement practices in the jurisdictions where the Company does business; (iii) changes in accounting or reporting rules or interpretations, limitations on repatriation of earnings, licensing and intellectual property rights protection; (iv) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (v) the Company's ability to successfully offer products and services that compete in the highly competitive and dynamic EDA industry including the risk that the Company's technology, products or inventory become obsolete; (vi) the overall instability of diverse economies, including changes in regional or worldwide economic or political conditions, government trade restrictions, or war in the Middle East or elsewhere (vii) the Company's ability to successfully integrate and manage its recent and future acquisitions, and (viii) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                                   Three Months Ended
                                                         March 31,
                                                ----------------------
                                                      2004       2003
                                                 ---------- ----------
Revenues:
  System and software                           $   94,521 $   91,812
  Service and support                               69,884     67,528
                                                 ---------- ----------

               Total revenues                      164,405    159,340
                                                 ---------- ----------

Cost of revenues:
  System and software                                4,562      4,815
  Service and support                               20,095     20,703
  Amortization of purchased technology               2,466      2,209
                                                 ---------- ----------

               Total cost of revenues               27,123     27,727
                                                 ---------- ----------

               Gross margin                        137,282    131,613
                                                 ---------- ----------

Operating expenses:
  Research and development                          48,383     42,876
  Marketing and selling                             63,706     59,189
  General and administration                        18,562     18,983
  Amortization of intangible assets                    782      1,145
  Special charges                                        -      1,363
                                                 ---------- ----------

               Total operating expenses            131,433    123,556
                                                 ---------- ----------

Operating income                                     5,849      8,057
  Other income, net                                  1,230        487
  Interest expense                                  (4,455)    (4,045)
                                                 ---------- ----------

  Income before income taxes                         2,624      4,499
  Income tax expense                                   446        900
                                                 ---------- ----------

               Net income                       $    2,178 $    3,599
                                                 ========== ==========

  Net income per share:
       Basic                                    $      .03 $      .05
                                                 ========== ==========
       Diluted                                  $      .03 $      .05
                                                 ========== ==========

  Weighted average number of
   shares outstanding:
       Basic                                        69,803     67,335
                                                 ========== ==========
       Diluted                                      72,763     68,255
                                                 ========== ==========


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
            (In thousands, except percentages and earnings
                       per share data-Unaudited)

                                   Three Months Ended March 31, 2004
                                      GAAP    Adjustments   Pro Forma
                                  ------------------------------------
Revenues:
  System and software             $   94,521  $       -    $   94,521
  Service and support                 69,884          -        69,884
                                   ----------  ---------    ----------

               Total revenues        164,405          -       164,405
                                   ----------  ---------    ----------

Cost of revenues:
  System and software                  4,562          -         4,562
  Service and support                 20,095          -        20,095
  Amortization of purchased
   technology                          2,466     (2,466)(1)         -
                                   ----------  ---------    ----------

               Total cost of
                revenues              27,123     (2,466)       24,657
                                   ----------  ---------    ----------

               Gross margin          137,282      2,466       139,748
                                   ----------  ---------    ----------

               Gross margin
                percentage              83.5%                   85.0%
                                   ----------              ----------

Operating expenses:
  Research and development            48,383          -        48,383
  Marketing and selling               63,706          -        63,706
  General and administration          18,562          -        18,562
  Amortization of intangible
   assets                                782       (782)(1)         -
  Special charges                          -          -             -
                                   ----------  ---------    ----------

               Total operating
                expenses             131,433       (782)      130,651
                                   ----------  ---------    ----------

Operating income                       5,849      3,248         9,097
     Other income, net                 1,230          -         1,230
     Interest expense                 (4,455)         -        (4,455)
                                   ----------  ---------    ----------

     Income before income taxes        2,624      3,248         5,872
     Income tax expense                  446        552           998
                                   ----------  ---------    ----------

               Net income         $    2,178  $   2,696    $    4,874
                                   ==========  =========    ==========

     Net income per share:
       Basic                      $      .03              $      .07
                                   ==========              ==========
       Diluted                    $      .03              $      .07
                                   ==========              ==========
    Weighted average number of
     shares outstanding:
       Basic                          69,803                  69,803
                                   ==========              ==========
       Diluted                        72,763                  72,763
                                   ==========              ==========

(1) Non-cash amortization of intangible assets.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
            (In thousands, except percentages and earnings
                       per share data-Unaudited)

                                   Three Months Ended March 31, 2003
                                      GAAP    Adjustments   Pro Forma
                                  ------------------------------------
Revenues:
  System and software             $   91,812  $       -    $   91,812
  Service and support                 67,528          -        67,528
                                   ----------  ---------    ----------

               Total revenues        159,340          -       159,340
                                   ----------  ---------    ----------

Cost of revenues:
  System and software                  4,815          -         4,815
  Service and support                 20,703          -        20,703
  Amortization of purchased
   technology                          2,209     (2,209)(1)         -
                                   ----------  ---------    ----------

               Total cost of
                revenues              27,727     (2,209)       25,518
                                   ----------  ---------    ----------

               Gross margin          131,613      2,209       133,822
                                   ----------  ---------    ----------

               Gross margin
                percentage              82.6%                   84.0%
                                   ----------              ----------

Operating expenses:
  Research and development            42,876          -        42,876
  Marketing and selling               59,189          -        59,189
  General and administration          18,983          -        18,983
  Amortization of intangible
   assets                              1,145     (1,145)(1)         -
  Special charges                      1,363     (1,363)(2)         -
                                   ----------  ---------    ----------

               Total operating
                expenses             123,556     (2,508)      121,048
                                   ----------  ---------    ----------

Operating income                       8,057      4,717        12,774
     Other income, net                   487          -           487
     Interest expense                 (4,045)         -        (4,045)
                                   ----------  ---------    ----------

     Income before income taxes        4,499      4,717         9,216
     Income tax expense                  900        943         1,843
                                   ----------  ---------    ----------

               Net income         $    3,599  $   3,774    $    7,373
                                   ==========  =========    ==========

     Net income per share:
       Basic                      $      .05               $      .11
                                   ==========              ==========
       Diluted                    $      .05               $      .11
                                   ==========              ==========
     Weighted average number of
      shares outstanding:
       Basic                          67,335                   67,335
                                   ==========              ==========
       Diluted                        68,255                   68,255
                                   ==========              ==========

(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.


                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)


                                                     As of     As of
                                                     March    December
                                                       31,       31,
                                                      2004      2003
----------------------------------------------------------------------
Assets
Current assets:
  Cash and short-term investments                   $ 80,183 $ 71,324
  Trade accounts receivable, net                      99,726  104,043
  Term receivables, short-term                       110,163  119,627
  Prepaid expenses and other                          29,755   27,164
  Deferred income taxes                               18,792   18,787
                                                     -------- --------

       Total current assets                          338,619  340,945

Property, plant and equipment, net                    90,296   91,350
Term receivables, long-term                          110,264   98,207
Intangibles, net                                     324,619  326,281
Other assets                                          87,188   83,905
                                                     -------- --------
       Total assets                                 $950,986 $940,688
                                                     ======== ========
Liabilities and Stockholders' Equity
Current liabilities:
     Short-term borrowings                          $  9,662 $  6,910
     Accounts payable                                 16,207   18,105
     Income taxes payable                             35,407   35,122
     Accrued payroll and related liabilities          52,630   80,484
     Accrued liabilities                              37,198   37,719
     Deferred revenue                                104,226   74,662
                                                     -------- --------
       Total current liabilities                     255,330  253,002

Long-term notes payable                              286,390  286,768
Other long-term liabilities                           21,844   23,161
                                                     -------- --------
       Total liabilities                             563,564  562,931
                                                     -------- --------

Minority Interest                                      3,383    3,391
Stockholders' equity:
  Common stock                                       301,300  294,180
  Deferred compensation                               (1,561)  (2,601)
  Retained earnings                                   60,470   57,800
  Accumulated other comprehensive income              23,830   24,987
                                                     -------- --------
       Total stockholders' equity                    384,039  374,366
                                                     -------- --------

       Total liabilities and stockholders' equity   $950,986 $940,688
                                                     ======== ========


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)


                                                   Three Months Ended
                                                         March 31,
                                                   -------------------
                                                       2004      2003
                                                   --------- ---------
Operating Cash Flows:
Net income                                        $   2,178 $   3,599
   Depreciation and amortization                     10,327    12,124
   Other adjustments to reconcile operating
    Cash                                             (1,557)   (1,488)
   Changes in working capital                        (2,435)     (575)
                                                   --------- ---------

Net cash provided by operating activities             8,513    13,660

Net cash provided by (used in) investing
 activities                                         (13,902)      218

Net cash provided by financing activities            10,354     1,899

Effect of exchange rate changes on cash
 And cash equivalents                                   (79)      (61)
                                                   --------- ---------
Net change in cash and cash equivalents               4,886    15,716
Cash and cash equivalents at beginning of
 period                                              68,333    34,969
                                                   --------- ---------
Cash and cash equivalents at end of period        $  73,219 $  50,685
                                                   ========= =========



                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
         (In thousands, except for percentages and days sales
                        outstanding-Unaudited)

                                                Three Months Ended
                                                     March 31,
                                           ---------------------------
                                               2004            2003
                                           -----------     -----------
Geographic Revenue:
  Americas                                $    65,030     $    79,526
                                                 39.5%           49.9%
  Europe                                  $    43,821     $    42,420
                                                 26.7%           26.6%
  Japan                                   $    38,795     $    24,024
                                                 23.6%           15.1%
  Pac Rim                                 $    16,759     $    13,370
                                                 10.2%            8.4%
Other Data:
     Capital expenditures                 $     4,820     $     3,278
     Days sales outstanding                       115              89



    CONTACT: Mentor Graphics
             Ryerson Schwark, 503-685-1462
             ry_schwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             dennis_weldon@mentor.com